UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 23, 2004

FAIR ISAAC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-16439	94-1499887

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Marquette Avenue, Suite 3200 Minneapolis, Minnesota	55402-3232

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 612-758-5200

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURE

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (c) On August 23, 2004, Fair Isaac Corporation (the “Company”) internally announced that Michael J. Pung, age 41, had accepted the position of Vice President, Finance with the Company. Since July, 2000, Mr. Pung’s previous employment was with Hubbard Media Group, LLC, a wholly owned subsidiary of Hubbard Broadcasting, Inc. in the capacity of Vice President and Controller. Mr. Pung also served as Controller for Capella Education, Inc. from September, 1999 to June, 2000, and he served as Controller for U.S. Satellite Broadcasting, Inc. from March, 1998 to August, 1999.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAIR ISAAC CORPORATION
By /s/Andrea M. Fike
Andrea M. Fike
Vice President, General Counsel and Secretary

Date: August 24, 2004